UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2024

ODYSIGHT.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	333-188920	47-4257143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A, Industrial Park P.O. Box 3030, Omer, Israel

12 Abba Hillel Silve Rd, Sasson Hugi Tower Ramat Gan, Israel 5250606	8496500
(Address of principal executive offices)	(Zip Code)

+972 73 370-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Odysight.ai Inc. (the “Company”) secured a private placement of 2,144,583 shares of the Company’s common stock par value US$0.001 per share (the “Common Stock”), at a purchase price of $4.80 per share (the “Private Placement”) by receiving and accepting subscription orders starting on July 9, 2024 and completed on July 11, 2024. The shares of Common Stock in the Private Placement will be issued pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

The Company expects to receive $10.3 million in gross proceeds from the Private Placement, which it intends to use for working capital and general corporate purposes, including to further advance purchase orders for the Company’s innovative products and technology in the fields of predictive maintenance and condition based monitoring.

The Private Placement, which is now concluded, includes new and existing investors, including Mori Arkin, who is also a member of the Company’s board of directors.

The Private Placement is being made in Israel only and not to U.S. persons, as defined in Rule 902 of the Securities Act, pursuant to a registration exemption afforded by Regulation S promulgated under the Securities Act, and the Common Stock will be subject to certain transfer restrictions. The Common Stock will not be registered under the Securities Act and will not be offered or sold in the United States without registration or applicable exemption from the registration requirements according to the Securities Act.

The foregoing description of the subscription orders is a summary of the material terms of such documents, does not purport to be complete and is qualified in its entirety by reference to the form of subscription order filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Company’s Common Stock in connection with the transactions contemplated by the Purchase Agreements is incorporated by reference herein.

Item 8.01 Other Events.

On July 15, 2024, the Company issued a press release announcing the Private Placement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information under this item (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of subscription order
99.1	Press Release, dated July 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSIGHT.AI INC.

Date: July 15, 2024	By:	/s/ Einav Brenner
	Name:	Einav Brenner
	Title:	Chief Financial Officer

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